UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 5, 2010

FRONTIER OIL CORPORATION
(Exact name of registrant as specified in its charter)

WYOMING	1-7627	74-1895085
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10000 Memorial Drive, Suite 600 Houston, Texas	77024-3411
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (713) 688-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01                 Regulation FD Disclosure

On November 5, 2010, Frontier Oil Corporation issued a press release announcing a cash tender offer and consent solicitation for its 6⅝% Senior Notes due 2011.  The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in this Item 7.01 will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

ITEM 9.01.                Financial Statements and Exhibits.

     (c) - Exhibits

Exhibit Number	Description
99.1	News release, dated November 5, 2010, issued by Frontier Oil Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRONTIER OIL CORPORATION
By: /s/ Doug S. Aron Name: Doug S. Aron Title: Executive Vice President and Chief Financial Officer

Date: November 5, 2010